Exhibit 99.1

HeartCore Authorizes $3.5 Million Share Repurchase Program

NEW YORK, NY and TOKYO, JAPAN – June 8, 2022 – HeartCore Enterprises, Inc., (“HeartCore” or the “Company”), a leading software development company, today announced that its Board of Directors has authorized a share repurchase program pursuant to which the Company may repurchase up to $3.5 million of its outstanding shares of common stock.

“The authorization of this share repurchase program reflects our leadership’s confidence in the trajectory of the organization and our ability to generate long-term shareholder value,” said CEO Sumitaka Yamamoto. “With the continuous growth of our core CMS and Digital Transformation businesses, supplemented by our latest Go IPO consulting service, we believe we are poised for a strong 2022 as we look to expand our footprint across Japan and the international markets. With the momentum we’ve generated so far, we strongly believe there is a disconnect between our current share price and the fair value of our common stock, based on what we believe to be HeartCore’s future earnings potential.”

The Board authorized the Company to purchase its common stock from time to time on a discretionary basis through open market purchases, privately negotiated transactions or other means, including trading plans intended to qualify under Rule 10b5-1, in accordance with applicable federal securities laws and other applicable legal requirements. The Company expects to fund these repurchases through existing cash balances. Decisions regarding the amount and the timing of purchases under the program will be influenced by the Company’s cash on hand, cash flows from operations, general market conditions and other factors. HeartCore is not obligated to acquire any particular amount of its common stock. This program has no set termination date and may be suspended or discontinued by its Board of Directors at any time.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading software development company offering Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. Additional information about the Company’s products and services is available at www.heartcore.co.jp and https://heartcore-enterprises.com/.

Forward-Looking Statements

This press release contains “forward-looking statements.” Such statements can be identified by words such as “outlook,” “expect,” “convert,” “believe,” “plan,” “future,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements include express or implied statements regarding the timing, price and amount of potential repurchases of our common stock, our expected financial and operating results, the size of our market opportunity, the success of our new products and capabilities, the impact of COVID-19 and vaccines on the way people do business, and other statements regarding our ability to achieve our business strategies, growth, or other future events or conditions. Such statements are based on our current beliefs, expectations, and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including our ability to sustain our recent revenue growth rate, attract new customers and expand sales to existing customers; fluctuation in our performance, our history of net losses and expected increases in our expenses; competition in our markets and any decline in demand for our solutions; our ability to expand our sales and marketing capabilities and otherwise manage our growth; the impact of the COVID-19 pandemic; disruptions or other issues with our technology or third-party services; compliance with data privacy, import and export controls, customs, sanctions and other laws and regulations; intellectual property matters; and matters relating to our common stock, along with the other risks and uncertainties discussed in the filings we make from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on them. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, we undertake no obligation to update any such statement.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gatewayir.com

(949) 574-3860